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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in this Registration Statement on Form S-8 of Delphi Automotive Systems Corporation of our report dated January 20, 1999 (February 5, 1999 as to Note 17) appearing in the Annual Report on Form 10-K of Delphi Automotive Systems Corporation for the year ended December 31, 1998.



/s/ Deloitte & Touche LLP



Detroit, Michigan
June 2, 1999





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